UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026

New Fortress Energy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38790	83-1482060
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. 19th Street, 8th Floor New York, NY	10011
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (516) 268-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	“NFE”	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 1, 2026, Michael Lowe announced to New Fortress Energy Inc. (the “Company”) that he will resign from his role as Chief Accounting Officer effective July 1, 2026. Mr. Lowe has been a valued employee of the Company since 2019, serving first as a Senior Vice President and then as Chief Accounting Officer. Throughout his tenure, Mr. Lowe provided exemplary leadership, particularly during the Company’s complex restructuring which is nearing completion.
Prior to joining NFE, Mr. Lowe was a Director in PwC's Capital Markets and Accounting Advisory Services practice, advising clients on capital markets transactions and complex accounting issues. Mr. Lowe began his career with PwC and served in various roles from 2008 to 2019.
Effective July 1, 2026, Frederick (“Fred”) Hundt will begin serving as Chief Accounting Officer of the Company.
Mr. Hundt, age 48, joined the Company in June 2025 as Global Controller. He has over 25 years of accounting, financial reporting, audit, and public company experience. Prior to joining the Company, Mr. Hundt served as Corporate Controller of GXO Logistics from April 2023 to June 2025. Prior to GXO, he held various finance and accounting leadership positions at Mastercard, including Assistant Corporate Controller, from 2015 to April 2023. Earlier in his career, Mr. Hundt spent 11 years in the audit practice at PwC, including time in the firm’s national office supporting SEC reporting and compliance matters for public company clients.
Since joining the Company, Mr. Hundt has supported efforts to strengthen the Company’s accounting organization, enhance financial reporting processes, and recruit, develop and retain key accounting and finance personnel.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEW FORTRESS ENERGY INC.

Date: June 5, 2026	By:	/s/ Christopher S. Guinta
	Name:	Christopher S. Guinta
	Title:	Chief Financial Officer